COLONIAL MICHIGAN TAX-EXEMPT FUND         ANNUAL REPORT

[GRAPHIC OF WHITE BUILDING]

January 31, 2000

President's Message


Dear Shareholder:

Amid the pressure of rising interest rates, virtually all bonds -- including municipal securities -- posted significant losses for the 12-month period ended January 31, 2000. This was due to the U.S. economy growing better than expected and foreign economies rebounding throughout most of 1999. Both of these occurrences stirred up inflationary fears, which prompted bond yields to move higher. As bond yields rose, their prices declined. In response to this environment, the Federal Reserve Board implemented three interest-rate hikes, the first of which was in June, to slow down the economy and to address growing fears of inflation.

A combination of stronger demand and reduced supply helped municipals lose less value than their Treasury counterparts during the year. Investors were lured back to the municipal market after a hiatus to capture the attractive higher yields. Meanwhile, the supply of municipal bonds dwindled as issuers reduced their refinancing activity in response to rising interest rates. Under these circumstances, municipal bond investors were able to enjoy a tax-exempt yield comparable to their taxable counterparts without having to compromise quality.

These challenging bond market conditions were reflected in the Fund's negative one-year total return. It's important to remember to focus on long-term performance since it is a more accurate indicator of investment potential.

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Michigan Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Sincerely,



/s/ Stephen E. Gibson
---------------------
Stephen E. Gibson
President
March 13, 2000


Not FDIC Insured
May Lose Value
No Bank Guarantee


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

HIGHLIGHTS

-    FEDERAL RESERVE BOARD RAISED RATES TO SLOW THE ECONOMY.
     In June of 1999, the Federal Reserve Board made its first of three interest-rate hikes in an attempt to slow a fast-growing economy and keep inflation under control. Despite this anti-inflationary effort, the first interest rate hike did little to slow the economy which resulted in the Federal Reserve Board raising rates again in August and November. As interest rates increased, the yields on bonds increased, causing their prices to decline -- since bond prices and interest rates move in opposite directions.

-    MUNICIPALS HELD UP BETTER THAN TREASURYS AMID RISING RATES.
     Compared to their U.S. Treasury counterparts, municipal bonds provided a historically generous yield during this challenging period in the bond market. Rising bond yields attracted more investors while supply diminished, which provided municipals with a measure of insulation from rising interest rates.

-    SHORT-TERM OBLIGATIONS OUTPERFORMED LONG-TERM ISSUES AS INTEREST RATES
     ROSE.
     Securities such as short-term municipal notes outperformed long-term issues later in the period. This was expected as bonds with shorter maturities are less sensitive to rising interest rates.

                     MUNICIPAL VS. TREASURY BOND PERFORMANCE
                                2/1/99 - 1/31/00

                                  [LINE GRAPH]

Lehman Brothers Municipal Bond Index              (3.63)%
Salomon 30-Year Treasury Index                   (15.00)%

Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.



NET ASSET VALUE PER SHARE
AS OF 1/31/00

CLASS A                 $6.57

CLASS B                 $6.57

CLASS C                 $6.57


DISTRIBUTIONS DECLARED PER
SHARE FROM 2/1/99 TO 1/31/00

CLASS A               $0.327

CLASS B               $0.274

CLASS C               $0.295

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.


SEC YIELDS ON 1/31/00

CLASS A                 4.44%

CLASS B                 3.90%

CLASS C                 4.20%

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.90% for Class C shares.


TAXABLE-EQUIVALENT SEC YIELDS ON 1/31/00

CLASS A                 7.69%

CLASS B                 6.75%

CLASS C                 7.27%

Taxable-equivalent SEC yields are based on the combined maximum effective 42.3% federal and state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.

ANNUAL REPORT: COLONIAL MICHIGAN TAX-EXEMPT FUND

PORTFOLIO MANAGER'S REPORT

QUALITY BREAKDOWN AS OF 1/31/00

AAA                        48.9%

AA                         16.7%

A                          18.1%

BBB                         9.5%

BB                          0.6%

Non-rated                   4.2%

Cash equivalents            2.0%

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

BOUGHT/SOLD
We sold certain Michigan school district bonds and purchased new bonds of other school districts in order to take advantage higher yields on the new purchases. School district bonds continue to draw our interest as general obligation bonds have been performing better than revenue bonds. We also sold insured Puerto Rico bonds, which were trading at expensive levels, and reinvested the proceeds in Michigan school districts.



PERFORMANCE REFLECTED WEAK BOND MARKET
The Fund's Class A shares generated a return of negative 6.05%, without a sales charge, for the 12 months ending January 31, 2000. Difficult conditions in the fixed-income market led to much of the decline during the period. The Fund's investments in more interest-rate sensitive securities hampered its performance.

FUND ADOPTED TAX-SWAPPING STRATEGY IN RESPONSE TO MARKET CONDITIONS
We found that the higher interest rate environment and weak bond market offered an attractive opportunity to make trades for tax-swapping purposes. We did this by selling bonds purchased during a lower-rate environment that were trading at a loss to offset future capital gains in the portfolio. We used the proceeds to buy higher-yielding bonds, boosting the Fund's tax-efficiency and yield. We also shortened the Fund's duration throughout the year in anticipation of the higher-rate environment. We reduced holdings in bonds with 25-30 year maturity ranges, and invested in shorter duration bonds where we found more value.

BONDS ACROSS THE HOSPITAL SECTOR SUFFERED
The entire hospital sector suffered this year due to Medicare exposure and increased competition across the sector. Bonds in the BBB-rated sector suffered the most. This being said, our position in Kalamazoo Michigan Borgess Hospital (4.6% of net assets) outperformed the market when it was refunded and escrowed to maturity. When an issue is refunded, the original bonds are no longer secured by the obligation or the revenue of the original issuer, but by the escrow fund. The escrow fund is typically comprised of U.S. government securities.

ECONOMIC EXPANSION CONTINUES FOR MICHIGAN
The state of Michigan's economy continues to be positive with state unemployment and poverty rates below the national averages. However, the extraordinary rate of economic expansion the state enjoyed in recent years is starting to lose momentum. The strongest evidence of this is in the manufacturing sector where a tight labor market is restricting growth. Strong vehicle sales in recent months have supported the strongest part of Michigan's economy, the automotive sector.

PORTFOLIO MANAGER'S REPORT

AN OUTLOOK FOR IMPROVEMENT
The strength of the economy should support the state against any fallbacks in the transportation industry. In addition, low unemployment, strong housing increases and high per-capita income should continue to provide support.

We believe fixed-income market conditions will improve in the coming months and that interest rates will reverse some of their increases of this fiscal year. In anticipation of this, we sold some of the Fund's current-coupon callable bonds and continue to buy non-callable and discount bonds, which we believe may perform better as rates decrease.

/s/JOANNE COSTOPOULOS

JOANNE COSTOPOULOS is portfolio manager of Colonial Michigan Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.


Effective August 20, 1999, the Board of Trustees approved an increase in the internal limit that the Fund's Advisor has set regarding investment in inverse floating rate obligations. These obligations represent interest in tax-exempt bonds and carry interest rates that vary inversely to changes in short-term interest rates. Although floating rate obligations may have greater price volatility and offer additional yield, the Fund's Advisor uses futures contracts from time to time to mitigate the additional duration. The Advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.




Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.


TOP FIVE SECTOR BREAKDOWNS
1/31/00 VS. 1/31/99

[BAR GRAPH]

                                   1/31/00            1/31/99
REFUNDED/ESCROWED                   22.7%              13.2%

LOCAL GENERAL OBLIGATIONS           18.0%              18.1%

HOSPITAL                            12.0%              15.7%

INVESTOR OWNED UTILITY              10.6%               9.4%

STATE APPROPRIATED                   5.0%               4.3%

Sector breakdowns are calculated as a percentage of total investments, including short-term obligations.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this breakdown in the future.

PERFORMANCE INFORMATION

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 1/31/90 - 1/31/00

             WITHOUT     WITH
              SALES      SALES
             CHARGE     CHARGE

CLASS A      $17,828   $16,981

CLASS B      $16,855   $16,855

CLASS C      $17,626   $17,626

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES FROM 1/31/90-1/31/00


[LINE GRAPH]

                WITHOUT SALES CHARGE       WITH SALES CHARGE    LEHMAN BROTHERS MUNICIPAL BOND INDEX
1/31/90                                         10000                       10000
2/28/90             10072                        9594                       10089
3/31/90             10082                        9603                       10092
4/30/90             10000                        9525                       10019
5/31/90             10213                        9728                       10238
6/30/90             10270                        9782                       10328
7/31/90             10297                        9808                       10480
8/31/90             10228                        9742                       10328
9/30/90             10190                        9707                       10334
10/31/90            10379                        9886                       10522
11/30/90            10535                       10035                       10734
12/28/90            10544                       10043                       10780
1/31/91             10799                       10286                       10924
2/28/91             10775                       10264                       11019
3/28/91             10885                       10368                       11022
4/30/91             11028                       10504                       11170
5/31/91             10988                       10466                       11270
6/30/91             11048                       10523                       11258
7/31/91             11210                       10678                       11396
8/30/91             11322                       10784                       11546
9/30/91             11469                       10924                       11696
10/31/91            11530                       10982                       11801
11/29/91            11540                       10993                       11834
12/27/91            11740                       11182                       12089
1/31/92             11766                       11207                       12117
2/28/92             11792                       11232                       12120
3/31/92             11854                       11291                       12125
4/30/92             11916                       11350                       12233
5/31/92             12031                       11460                       12377
6/30/92             12309                       11724                       12585
7/31/92             12533                       11938                       12963
8/31/92             12524                       11929                       12837
9/30/92             12515                       11921                       12921
10/31/92            12451                       11860                       12794
11/30/92            12644                       12043                       13023
12/24/92            12814                       12205                       13156
1/31/93             13023                       12404                       13309
2/28/93             13435                       12798                       13790
3/31/93             13236                       12607                       13644
4/30/93             13409                       12772                       13782
5/31/93             13414                       12777                       13859
6/30/93             13608                       12962                       14091
7/31/93             13632                       12984                       14109
8/31/93             14019                       13353                       14402
9/30/93             14043                       13376                       14567
10/31/93            13855                       13197                       14594
11/30/93            14092                       13423                       14466
12/29/93            14253                       13576                       14771
1/31/94             14297                       13618                       14939
2/28/94             13752                       13099                       14552
3/31/94             13382                       12746                       13960
4/30/94             13387                       12751                       14079
5/31/94             13850                       13192                       14201
6/30/94             13595                       12949                       14115
7/31/94             13801                       13145                       14373
8/31/94             13887                       13227                       14423
9/30/94             13547                       12904                       14211
10/31/94            12940                       12325                       13958
11/30/94            13212                       12584                       13706
12/28/94            13405                       12768                       14007
1/31/95             14095                       13425                       14408
2/28/95             14204                       13529                       14827
3/31/95             14503                       13814                       14998
4/30/95             14319                       13639                       15016
5/31/95             14874                       14167                       15495
6/30/95             14582                       13889                       15360
7/31/95             14309                       13629                       15506
8/31/95             14699                       14001                       15703
9/30/95             14853                       14147                       15802
10/31/95            15138                       14419                       16031
11/30/95            15577                       14837                       16297
12/27/95            15578                       14838                       16453
1/31/96             15754                       15006                       16578
2/29/96             15535                       14797                       16466
3/31/96             14916                       14207                       16255
4/30/96             15048                       14334                       16209
5/31/96             15069                       14354                       16203
6/30/96             15204                       14482                       16379
7/31/96             15767                       15018                       16527
8/31/96             15562                       14823                       16523
9/30/96             15902                       15147                       16755
10/31/96            15992                       15232                       16944
11/30/96            16014                       15253                       17254
12/27/96            16151                       15384                       17182
1/31/97             16172                       15404                       17214
2/28/97             16216                       15446                       17373
3/31/97             15956                       15199                       17142
4/30/97             16117                       15352                       17286
5/31/97             16492                       15709                       17547
6/30/97             16726                       15932                       17734
7/31/97             16984                       16177                       18226
8/31/97             16910                       16107                       18054
9/30/97             17242                       16423                       18269
10/31/97            17192                       16375                       18386
11/30/97            17430                       16602                       18495
12/26/97            17694                       16854                       18765
1/31/98             17788                       16943                       18958
2/28/98             17663                       16824                       18964
3/31/98             17879                       17030                       18981
4/30/98             17727                       16885                       18895
5/31/98             17994                       17139                       19194
6/30/98             18064                       17206                       19269
7/20/98             18058                       17200                       19317
8/20/98             18304                       17435                       19616
9/20/98             18576                       17694                       19861
10/20/98            18622                       17737                       19861
11/20/98            18668                       17781                       19931
12/20/98            18723                       17834                       19981
1/20/99             18898                       18000                       20219
2/20/99             18866                       17970                       20130
3/20/99             18883                       17986                       20158
4/20/99             18928                       18029                       20208
5/20/99             18763                       17872                       20091
6/20/99             18493                       17615                       19802
7/20/99             18650                       17764                       19873
8/20/99             18298                       17429                       19714
9/20/99             18263                       17396                       19722
10/20/99            17935                       17083                       19509
11/20/99            18168                       17305                       19716
12/20/99            17999                       17144                       19568
1/31/00             17828                       16981                       19479


The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.


AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00

SHARE CLASS                  A                         B                         C
                 ------------------------  ------------------------  ------------------------
INCEPTION                 9/26/86                   8/4/92                    8/1/97
                 ------------------------  ------------------------  ------------------------
                    WITHOUT    WITH SALES     WITHOUT    WITH SALES     WITHOUT    WITH SALES
                 SALES CHARGE    CHARGE    SALES CHARGE    CHARGE    SALES CHARGE    CHARGE
                 ------------    ------    ------------    ------    ------------    ------
1 YEAR              (6.05)%     (10.51)%      (6.76)%     (11.24)%      (6.47)%      (7.37)%

5 YEARS              5.12         4.11         4.34         4.00         4.89         4.89

10 YEARS             5.95         5.44         5.36         5.36         5.83         5.83

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

SHARE CLASS                  A                         B                         C
                 ------------------------  ------------------------  ------------------------
                    WITHOUT    WITH SALES     WITHOUT    WITH SALES     WITHOUT    WITH SALES
                 SALES CHARGE    CHARGE    SALES CHARGE    CHARGE    SALES CHARGE    CHARGE
                 ------------    ------    ------------    ------    ------------    ------
1 YEAR              (3.85)%      (8.42)%      (4.58)%      (9.16)%      (4.29)%      (5.20)%

5 YEARS              6.10         5.08         5.31         4.99         5.87         5.87

10 YEARS             6.00         5.48         5.42         5.42         5.88         5.88


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing Fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

INVESTMENT PORTFOLIO

JANUARY 31, 2000
(IN THOUSANDS)

MUNICIPAL BONDS - 96.3%                                 PAR         VALUE
-----------------------                                 ---         -----
EDUCATION - 2.7%
Oakland County Economic Development
  Corp., Cranbrook Educational Community
  Project,  Series B
    5.000% 11/1/17                                    $ 1,000    $    867
PR Commonwealth of Puerto Rico,
  Ana G. Mendez University
  System, Series 1999,
    5.375% 2/1/19                                         275         240
                                                                   ------
                                                                    1,107
                                                                   ------
HEALTHCARE - 14.7%
CONGREGATE CARE RETIREMENT - 0.5%
State Strategic Fund, Holland Home,
  Series 1998,
    5.750% 11/15/18                                        250        202
                                                                   ------
HOSPITALS - 11.8%
Chippewa County Hospital Finance
  Authority County War Memorial
  Hospital, Series B,
    5.625% 11/1/14                                         500        430
Dickinson County, Series 1999,
    5.800% 11/1/24                                         500        395
Royal Oak Hospital Finance
  Authority, William Beaumont
  Hospital:
  Series 1992 E,
    6.625% 1/1/19                                        1,000      1,020
  Series 1993 G,
    5.250% 11/15/19                                      1,500      1,269
State Hospital Finance
  Authority:
Central Michigan Community Hospital,
  Series 1993 A,
    6.000% 10/1/08                                         500        484
Crittenton Hospital,
  Series 1992 A,
    6.700% 3/1/07                                          750        783
Detroit Medical Center,
  Series 1988 A,
    8.125% 8/15/12                                          20         20
Memorial Healthcare Center,
  Series 1999,
    5.750% 11/15/15                                        500        426
                                                                   ------
                                                                    4,827
                                                                   ------
NURSING HOME - 2.4%
Cheboygan County Economic Development
  Corp., Metro Health Foundation
  Project, Series 1993,
    10.000% 11/1/22(a)                                     600        480

Warren Economic Development
  Corp, Autumn Woods Project,
  Series 1992,
    6.900% 12/20/22                                   $    500   $    505
                                                                   ------
                                                                      985
                                                                   ------
HOUSING - 4.0%
MULTI-FAMILY - 1.5%
State Housing Development Authority:
  Series 1990 A,
    7.700% 4/1/23                                          500        519
  Series 1991 B,
    7.050% 10/1/12                                          85         89
                                                                   ------
                                                                      608
                                                                   ------
SINGLE FAMILY - 2.5%
State Housing Development Authority,
  Series 1994 D,
    6.850% 6/1/26                                          980      1,002
                                                                   ------
INDUSTRIAL - 0.5%
FOOD PRODUCTS - 0.5%
State Strategic Fund,
  Michigan Sugar Co.,
  Carollton Project,
  Series 1998 C,
    6.550% 11/1/25                                         250        221
                                                                   ------
OTHER - 26.5%
POOL/BOND BANK - 4.2%
State Municipal Bond Authority,
  Local Government Loan Program,
  Series 1992 D,
    6.650% 5/1/12                                        1,000      1,045
  Revolving Fund,
    5.125% 10/1/20                                         750        646
                                                                   ------
                                                                    1,691
                                                                   ------
REFUNDED/ESCROWED (b) - 22.3%
Battle Creek,
    7.650% 5/1/22                                          750        835
Detroit Downtown Development
  Authority, Area No. 1 Projects:
  Series 1996 C,
    6.200% 7/1/17                                        1,000      1,069
  Series 1996 D,
    6.500% 7/1/10                                          700        760
Dickinson County,
  Memorial Hospital System,
  Series 1994,
    8.125% 11/1/24                                         550        629

See notes to financial statements.

MUNICIPAL BONDS (CONTINUED)                             PAR         VALUE
---------------------------                             ---         -----
Kalamazoo Hospital Finance Authority:
  Borgess Medical Center,
  Series 1994 A,
    6.250% 6/1/14                                   $  1,785     $  1,875
Bronson Methodist Hospital,
  Series 1992 A,
    6.250% 5/15/12 (c)                                 1,500        1,579
Redford Township Building Authority,
  Series 1992,
    6.500% 11/1/13                                       675          712
Rockford Public Schools,
  Series 1990,
    7.375% 5/1/19                                        250          255
State Hospital Finance Authority,
  Daughters of Charity-Providence,
  Series 1991,
    7.000% 11/1/21                                     1,000        1,059
Tawas City Finance Authority,
  St. Joseph Health System,
  Series 1998 A,
    5.600% 2/15/13                                       225          224
Virgin Islands Public
  Finance Authority,
  Series 1992 A,
    7.000% 10/1/02                                       125          133
                                                                   ------
                                                                    9,130
                                                                   ------
OTHER REVENUE - 1.9%
HOTELS - 1.9%
Detroit Economic Development Corp.,
  E.H. Assoc. Limited Partnership,
  Series 1992,
    7.000% 6/1/12                                        750          767
                                                                   ------
RESOURCE RECOVERY - 1.0%
DISPOSAL - 1.0%
State Strategic Fund, United
  Waste Systems, Inc.
  Series 1995,
    5.200%  4/1/10                                       500          425
                                                                   ------
TAX-BACKED - 28.6%
LOCAL APPROPRIATED - 4.5%
Wayne County Building
  Authority, Series 1996 A,
    5.250% 6/1/16                                      2,000        1,843
                                                                   ------
LOCAL GENERAL OBLIGATIONS - 17.7%
Central Montcalm Public Schools,
  Series 1999,
    5.750% 5/1/24                                      1,000          946

Charlevoix Public School District,
  Series 1999,
    5.600% 5/1/15                                    $ 1,000     $    977
Forest Hills, Series 1999,
    5.000% 5/1/15                                        750          685
Kalamazoo School District,
  Series 1999,
    4.500% 5/1/16                                        500          410
Okemos Public School District,
  Series 1993,
    (d) 5/1/12                                           500          245
Rochester Community School
  District,
    5.000% 5/1/19 (c)                                  1,000          871
St. Johns Public School,
  Series 1998,
    5.100% 5/1/25                                      1,790        1,531
Williamston Community
  School District,
  Series 1996,
    5.500% 5/1/25                                      1,725        1,582
                                                                   ------
                                                                    7,247
                                                                   ------
SPECIAL PROPERTY TAX - 1.5%
Oakland County, Preeble Creek
  Drainage District,
    5.000% 5/1/11                                        100           95
Romulus Tax Increment
  Finance Authority,
  Series 1994,
    6.750% 11/1/19                                       500          512
                                                                   ------
                                                                      607
                                                                   ------
STATE APPROPRIATED - 4.9%
PR Commonwealth of Puerto Rico
  Public Building Authority:
  Series 1993 M,
    5.700% 7/1/16                                        750          729
  Series 1995 A,
    6.250% 7/1/14                                      1,200        1,279
                                                                   ------
                                                                    2,008
                                                                   ------
TRANSPORTATION - 3.9%
AIRPORT - 3.9%
Wayne Charter County, Detroit
  Metropolitan Airport,
  Series 1998 A,
    5.000% 12/1/28                                     1,000          798
  Series 1998 B,
    4.875% 12/1/23                                     1,000          810
                                                                   ------
                                                                    1,608
                                                                   ------


See notes to financial statements.

                                                        PAR         VALUE
                                                        ---         -----
UTILITY - 12.5%
INVESTOR OWNED - 10.5%
St. Clair County Economic
  Development Corp.,
  Detroit Edison Co.,
  Series 1993 AA,
    6.400% 8/1/24                                    $2,000       $  2,039
State Strategic Fund,
  Detroit Edison Co.,
  Series BB,
    7.000% 5/1/21                                     2,000          2,231
                                                                   -------
                                                                     4,270
                                                                   -------
WATER & SEWER - 2.0%
Detroit Water Supply System,
  Series 1999 A,
    (d) 7/1/20                                        3,000            824
                                                                   -------
TOTAL MUNICIPAL BONDS
(cost of $39,988)                                                   39,372
                                                                   -------


OPTIONS - 0.2%                                      CONTRACTS
--------------                                      ---------
June Treasury Bond Put,                                  22             93
  Strike price 86, expiration 5/20/00
March 1998 Treasury Bond Calls                            5              1
                                                                   -------
  Strike price 98, expiration 2/19/00
TOTAL OPTIONS (COST OF $242)                                            94
                                                                   -------
TOTAL INVESTMENTS (COST OF $40,230)(e)                              39,466
                                                                   -------

SHORT-TERM OBLIGATIONS - 2.0%                         PAR
-----------------------------                         ---
VARIABLE RATE DEMAND NOTES (f)
CA Orange Industrial Development Authority,
  Control Air Conditioning,
  Series 1997 A,
    2.400% 5/1/22                                       100            100
IA State Finance Authority,
  Burlington Medical Center,
  Series 1997,
    3.850% 6/1/27                                       500            500
MI Flint Hospital Building Authority,
  Hurley Medical Center,
  Series 1995 B,
    3.600% 7/1/15                                       200            200
                                                                   -------
                                                                       800
                                                                   -------
OTHER ASSETS & LIABILITIES - 1.5%                                      617
                                                                   -------
NET ASSETS - 100.0%                                                $40,883
                                                                   -------


NOTES TO INVESTMENT PORTFOLIO:

(a) This issuer is in default of certain debt covenants. Income is not being accrued.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c) These securities, or a portion thereof, with a total market value of $2,079, are being used to collateralize open calls on futures and open futures contracts.

(d) Zero coupon bond.

(e) Cost for federal income tax purposes is the same.

(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2000.

Short futures contracts open on January 31, 2000:

                   Par value                      Unrealized
                  covered by       Expiration    appreciation
     Type          contracts          month       at 01/31/00
     ----          ---------          -----       -----------
 Treasury Bond       1,800             March           $37




See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $40,230)                                 $39,466
Short-term obligations                                                  800
                                                                    -------
                                                                     40,266
Receivable for:
  Investments sold                                      $1,003
  Interest                                                 584
  Variation margin on futures contracts                     13
  Fund shares sold                                           1
Other                                                       64        1,665
                                                        -------     -------
  Total Assets                                                       41,931

LIABILITIES
Payable for:
  Investments purchased                                    812
  Fund shares repurchased                                  137
  Distributions                                             58
Accrued:
  Management fee                                            17
  Bookkeeping fee                                            3
  Service fee                                                6
  Transfer agent fee                                         8
  Deferred Trustees fees                                     4
Other                                                        3
                                                        -------
  Total Liabilities                                                   1,048
                                                                    -------
NET ASSETS                                                          $40,883
                                                                    =======
Net asset value & redemption price per share  --
  Class A ($30,997/4,715)                                           $  6.57(a)
                                                                    =======
Maximum offering price per share  --
  Class A ($6.57/0.9525)                                            $  6.90(b)
                                                                    =======
Net asset value & offering price per share  --
  Class B ($9,255/1,408)                                            $  6.57(a)
                                                                    =======
Net asset value & offering price per share  --
  Class C ($631/96)                                                 $  6.57(a)
                                                                    =======
COMPOSITION OF NET ASSETS
Capital paid in                                                     $42,395
Overdistributed net investment income                                  (106)
Accumulated net realized loss                                          (679)
Net unrealized appreciation (depreciation) on:
  Investments                                                          (764)
  Open futures contracts                                                 37
                                                                    -------
                                                                    $40,883
                                                                    =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.


STATEMENT OF OPERATIONS

For the Year Ended January 31, 2000
(In thousands)
INVESTMENT INCOME
Interest                                                            $ 2,680
                                                                    -------
EXPENSES
Management fee                                          $   241
Service fee                                                  80
Distribution fee -- Class B                                  84
Distribution fee -- Class C                                   9
Transfer agent fee                                           77
Bookkeeping fee                                              27
Trustees fee                                                  9
Custodian fee                                                 3
Audit fee                                                    18
Legal fee                                                     9
Registration fee                                             18
Reports to shareholders                                      11
Other                                                         5
                                                        -------
                                                            591
Fees waived by the Distributor -- Class C                    (4)
Custodian credits earned                                     (3)        584
                                                        --------    -------
  Net Investment Income                                               2,096
                                                                    -------
NET REALIZED & UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                              (378)
  Closed futures contracts                                  256
                                                        -------
    Net Realized Loss                                                  (122)
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                            (5,059)
  Open futures contracts                                     50
                                                        -------
    Net Change in Unrealized
      Appreciation/Depreciation                                      (5,009)
                                                                    -------
    Net Loss                                                         (5,131)
                                                                    -------
Decrease in Net Assets from Operations                              $(3,035)
                                                                    =======


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(In thousands)

                                                             Years Ended
                                                              January 31
                                                              ----------
INCREASE (DECREASE) IN NET ASSETS                         2000          1999
---------------------------------                         ----          ----
Operations:
Net investment income                                  $  2,096       $  2,298
Net realized gain (loss)                                   (122)           608
Net unrealized appreciation
  (depreciation)                                         (5,009)           211
                                                       --------        -------
  Net Increase (Decrease) from Operations                (3,035)         3,117
Distributions:
From net investment income -- Class A                    (1,623)        (1,799)
In excess of net investment income -- Class A               (40)           (42)
From net realized gains -- Class A                            -           (388)
In excess of net realized gains -- Class A                  (10)           (84)
From net investment income -- Class B                      (424)          (498)
In excess of net investment income -- Class B               (10)           (12)
From net realized gains -- Class B                            -           (129)
In excess of net realized gains -- Class B                   (3)           (28)
From net investment income -- Class C                       (49)           (33)
In excess of net investment income -- Class C                (1)            (1)
From net realized gains -- Class C                            -            (11)
In excess of net realized gains -- Class C                   (1)            (3)
                                                       --------        -------
                                                         (5,196)            89
                                                       --------        -------
Fund Share Transactions:
Receipts for shares sold -- Class A                       3,485          1,716
Value of distributions reinvested -- Class A              1,002          1,466
Cost of shares repurchased -- Class A                    (8,228)        (3,682)
                                                       --------        -------
                                                         (3,741)          (500)
                                                       --------        -------
Receipts for shares sold -- Class B                       1,305            899
Value of distributions reinvested -- Class B                216            366
Cost of shares repurchased -- Class B                    (3,649)        (1,462)
                                                       --------        -------
                                                         (2,128)          (197)
                                                       --------        -------
Receipts for shares sold -- Class C                         308          1,227
Value of distributions reinvested -- Class C                 47             45
Cost of shares repurchased -- Class C                      (952)           (32)
                                                       --------        -------
                                                           (597)         1,240
                                                       --------        -------
Net Increase (Decrease) from Fund Share
  Transactions                                           (6,466)           543
                                                       --------        -------
    Total Increase (Decrease)                           (11,662)           632

NET ASSETS
Beginning of period                                      52,545         51,913
                                                       --------        -------
End of period (net of overdistributed
  net investment income of $106 and
  $44, respectively)                                    $40,883        $52,545
                                                       ========        =======

                                                              YEARS ENDED
                                                               JANUARY 31
NUMBER OF FUND SHARES                                      2000            1999
---------------------                                      ----            ----
Sold -- Class A                                             496             235
Issued for distributions reinvested -- Class A              143             202
Repurchased -- Class A                                   (1,191)           (505)
                                                       --------        --------
                                                           (552)            (68)
                                                       --------        --------
Sold -- Class B                                             186             123
Issued for distributions reinvested -- Class B               30              50
Repurchased -- Class B                                     (525)           (200)
                                                       --------        --------
                                                           (309)            (27)
                                                       --------        --------
Sold -- Class C                                              43             169
Issued for distributions reinvested -- Class C                7               6
Repurchased -- Class C                                     (139)             (4)
                                                       --------        --------
                                                            (89)            171
                                                       --------        --------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2000

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Colonial Michigan Tax Exempt Fund (the Fund) a series of Liberty Funds Trust V (formerly Colonial Trust V) is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

       ORIGINAL PURCHASE           CONVERTS TO CLASS A SHARES
       -----------------           --------------------------
Less than $250,000                             8 years
$250,000 to less than $500,000                 4 years
$500,000 to less than $1,000,000               3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

         AVERAGE NET ASSETS         ANNUAL FEE RATE
         ------------------         ---------------
           First $2 billion              0.50%
           Over $2 billion               0.45%

JANUARY 31, 2000

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $165,995 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $40,572, and $3,003 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

VALUATION OF SHARES OUTSTANDING
ON THE 20TH OF EACH MONTH WHICH WERE ISSUED                  ANNUAL FEE RATE
-------------------------------------------                  ---------------
Prior to November 30, 1994                                        0.10%
On or after December 1, 1994                                      0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,927 of custodian fees were reduced by balance credits applied during the year ended January 31, 2000. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.


NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended January 31, 2000, purchases and sales of investments, other than short-term obligations were $10,926,210 and $16,748,868, respectively.

Unrealized appreciation (depreciation) at January 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation               $ 945,088
Gross unrealized depreciation              (1,708,770)
  Net unrealized depreciation              $ (763,682)

CAPITAL LOSS CARRYFORWARDS:

At January 31, 2000, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          YEAR OF EXPIRATION      CAPITAL LOSS CARRYFORWARD
          ------------------      -------------------------
                 2008                     $98,000

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended January 31, 2000.

January 31, 2000

CHANGE IN INDEPENDENT AUDITOR:

Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain PricewaterhouseCoopers (PWC) as the Fund's independent auditor and voted to appoint Ernst&Young LLP for the fiscal year ended January 31, 2000. During the two most recent fiscal years, PWC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years, there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PWC would have caused it to make reference to the disagreements in its report on the financial statements for such years.

FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:



                                                              YEAR ENDED JANUARY 31, 2000
                                                      CLASS A            CLASS B            CLASS C
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     7.330         $     7.330        $     7.330
                                                   -----------         -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.315               0.262              0.283(b)
Net realized and unrealized loss                        (0.748)             (0.748)            (0.748)
                                                   -----------         -----------        -----------
  Total from Investment Operations                      (0.433)             (0.486)            (0.465)
                                                   -----------         -----------        -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.317)             (0.265)            (0.286)
In excess of net investment income                      (0.008)             (0.007)            (0.007)
In excess of net realized gains                         (0.002)             (0.002)            (0.002)
  Total Distributions Declared to Shareholders          (0.327)             (0.274)            (0.295)
                                                   -----------         -----------        -----------
Net asset value-- End of period                    $     6.570         $     6.570        $     6.570
                                                   ===========         ===========        ===========
Total return (c)                                         (6.05)%             (6.76)%            (6.47)%(d)
                                                   ============        ============       ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                              1.03%               1.78%              1.48%(b)
Net investment income (e)                                 4.55%               3.80%              4.10%(b)
Portfolio turnover                                          23%                 23%                23%
Net assets at end of period (000)                  $    30,997         $     9,255        $       631

(a) The per share net investment income amounts do not reflect the period's reclassifications of differences between book and tax basis net investment income.

(b) Net of fees waived by the Distributor which amounted to $0.021 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
2000 FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Approximately 99.8% of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED JANUARY 31, 1999
                                                                                     CLASS A           CLASS B         CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $     7.320      $     7.320      $     7.320
                                                                                  -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                               0.341            0.285            0.307(b)
Net realized and unrealized gain                                                        0.111            0.111            0.111
                                                                                  -----------      -----------      -----------
  Total from Investment Operations                                                      0.452            0.396            0.418
                                                                                  -----------      -----------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                             (0.343)          (0.288)          (0.310)
In excess of net investment income                                                     (0.008)          (0.007)          (0.007)
From net realized gains                                                                (0.075)          (0.075)          (0.075)
In excess of net realized gains                                                        (0.016)          (0.016)          (0.016)
                                                                                  -----------      -----------      -----------
Total Distributions Declared to Shareholders                                           (0.442)          (0.386)          (0.408)
                                                                                  -----------      -----------      -----------
Net asset value - End of period                                                   $     7.330      $     7.330      $     7.330
                                                                                  ===========      ===========      ===========
Total return (c)(d)                                                                      6.38%            5.57%            5.89%
                                                                                  ===========      ===========      ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                                             0.93%            1.68%            1.38%(b)
Net investment income (e)                                                                4.64%            3.89%            4.19%(b)
Fees and expenses waived or borne by the Advisor (c)                                     0.06%            0.06%            0.06%
Portfolio turnover                                                                         15%              15%              15%
Net assets at end of period (000)                                                 $    38,606      $    12,581      $     1,358
(a) Net of fees and expenses waived or borne by the Advisor which amounted to:    $     0.004      $     0.004      $     0.004

(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $ 0.000 per share.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEARS ENDED DECEMBER 31,
                                                             1998                               1997                   1996
                                               CLASS A     CLASS B     CLASS C (b)       CLASS A     CLASS B     CLASS A    CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  6.930    $   6.930    $    7.200       $  7.130    $  7.130    $  6.660    $ 6.660
                                              --------    ---------    ----------       --------    --------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                        0.352        0.299     0.156 (c)          0.354       0.302       0.368      0.317
Net realized and unrealized gain (loss)          0.386        0.386         0.122         (0.198)     (0.198)      0.484      0.484
                                              --------    ---------    ----------       --------    --------    --------    -------
Total from Investment Operations                 0.738        0.685         0.278          0.156       0.104       0.852      0.801
                                              --------    ---------    ----------       --------    --------    --------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.348)      (0.295)       (0.158)        (0.354)     (0.303)     (0.382)    (0.331)
In excess of net investment income                  --           --            --         (0.002)     (0.001)         --         --
                                              --------    ---------    ----------       --------    --------    --------    -------
Total Distributions Declared to Shareholders    (0.348)      (0.295)       (0.158)        (0.356)     (0.304)     (0.382)    (0.331)
                                              --------    ---------    ----------       --------    --------    --------    -------
Net asset value - End of period               $  7.320    $   7.320    $    7.320       $  6.930    $  6.930    $  7.130    $ 7.130
                                              ========    =========    ==========       ========    ========    ========    =======
Total return (d)(e)                              10.93%       10.11%         3.92%(f)       2.35%       1.58%      13.13%     12.30%
                                              ========    =========    ==========       ========    ========    ========    =======
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                      0.90%        1.65%         1.35%(c)(h)    0.89%       1.64%       0.80%      1.55%
Net investment income (g)                         4.95%        4.20%         4.35%(c)(h)    5.12%       4.37%       5.34%      4.59%
Fees and expenses waived or borne by
  the Advisor (g)                                 0.13%        0.13%         0.15%(h)       0.12%       0.12%       0.25%      0.25%
Portfolio turnover                                  32%          32%           32%            25%         25%         48%        48%
Net assets at end of period (000)             $ 39,048    $  12,762    $      103       $ 39,606    $ 13,364    $ 43,308    $15,236
(a) Net of fees and expenses waived or borne
    by the Advisor which amounted to:
                                              $  0.009    $   0.009    $    0.010       $  0.008    $  0.008    $  0.017    $ 0.017

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30% (annualized).

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)      Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)      Annualized.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


TO THE TRUSTEES OF LIBERTY FUNDS TRUST V AND SHAREHOLDERS OF COLONIAL MICHIGAN TAX-EXEMPT FUND

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Colonial Michigan Tax-Exempt Fund (the Fund), one of the series of Liberty Funds Trust V, as of January 31, 2000, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended January 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated March 11, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Colonial Michigan Tax-Exempt Fund of Liberty Funds Trust V at January 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.



                                                               Ernst & Young LLP



Boston, Massachusetts
March 13, 2000

TRUSTEES & TRANSFER AGENT


TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and
Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

THOMAS E. STITZEL

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN

Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)



IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Michigan Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Michigan Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



ANNUAL REPORT:
COLONIAL MICHIGAN TAX-EXEMPT FUND

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BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

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COLONIAL MICHIGAN TAX-EXEMPT FUND                                  ANNUAL REPORT

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